UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: January 31, 2021

Item 1. Reports to Stockholders.

(a.)

Change Finance U.S. Large Cap
Fossil Fuel Free ETF

CHGX

Semi-Annual Report

January 31, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited)

Dear Shareholders,

Thanks to your ongoing support the Change Finance U.S. Large Cap Fossil Fuel Free ETF (“CHGX” or the “Fund”) celebrated its third birthday on October 9, 2020. With this major milestone under our belts, net inflows into the fund took off, with 7 new creation units occurring between the anniversary and the end of the first half of the 2020-21 fiscal year. A heartfelt thank you from everyone at the Change Finance team for helping us make it this far. This report covers the period from August 1, 2020 through January 31, 2021 (the “current fiscal period”).

Third-party analysis shows that CHGX continues to be among the cleanest funds on the market. Morningstar’s Historical Sustainability Score ranks our ESG performance as being in the top 4% of 3,260 funds in the U.S. Equity Large Blend category that have received a score (based on 99% of assets under management as of 12/31/2020). CHGX received an A rating from As You Sow’s Fossil Free Funds as of 12/30/2020, indicating that it meets its objective to have no oil, gas, coal, or fossil-fired utility investments.

CHGX saw solid performance during the current fiscal period with NAV rising 16.46% and market price up by 17.27%. The underlying index, Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) was up 16.80% for the current fiscal period and the benchmark index, S&P 500®, was up only 14.47% for the period. The number of shares outstanding rose from 750,000 to 1,200,000 during the current fiscal period.

For the current fiscal period, the largest positive contributor to return was Tesla, Inc. (TSLA US), adding 1.63% to the return of the Fund, gaining 177.31% with an average weighting of 1.28%. The second largest contributor to return was SNAP, Inc. (SNAP US), adding 1.30% to the return of the Fund, gaining 116.35% with an average weighting of 1.07%. The third largest contributor to return was Charles Schwab Corporation (SCHW US), adding 0.55% to the return of the Fund, gaining 56.95 % with an average weighting of 1.07%.

For the current fiscal period, the largest negative contributor to return was Regeneron Pharmaceuticals, Inc. (REGN US), detracting 0.21% from the return of the Fund, declining 20.83% with an average weighting of 0.65%. The security contributing second-most negatively was Splunk, Inc. (SPLK US), detracting 0.21% from the return of the Fund, and declining 21.35% with an average weighting of 0.88%. The third largest negative contributor to return was Resmed, Inc. (RMD US), detracting 0.16% from the return of the Fund, and declining 13.13% with an average weight of 0.25%.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

2020 continued the strong trend of the last few years toward responsible and sustainable business practices and ESG investing. With more than $60 billion in climate damages related to wildfires and storms1 and disproportionate impacts of COVID-19 where income inequality is the greatest2, 2020 reinforced the increasingly accepted view that business as usual is bad business. A majority of asset allocators now say that it is important for managers to have ESG expertise and sustainable equity funds continue to attract record inflows.3 At Change Finance we are heartened to see the rapid reallocation of capital shifting incentives for corporate managers, leading to more responsible policies and practices that will help address the environmental and social challenges that contributed to the pain of 2020.

Research conducted in 2020 by a subcommittee of the Commodity Futures Trading Commission predicts that inevitable climate policy responses will erase trillions in wealth from some parts of the economy.4 With Democrats now in control of both the White House and Congress, we can expect those policy changes to come quickly. Wall Street analysts are rapidly adjusting financial models based on new assumptions of upcoming regulation and legislation. At Change Finance we are diligently working to minimize ESG-oriented risks such as litigation, regulation, loss of social license, and stranded fossil fuel asset risk by applying our Isolated ESG Risk-Factor methodology within the new policy landscape. During much of the last administration, ESG leaders performed well due to market and social dynamics. Public policy now joins the list of tailwinds creating a favorable environment for Change Finance and other ESG managers. We intend to take full advantage of the opportunity, and we thank our clients for the privilege of doing so on their behalf.

In gratitude,

The Change Finance Team

[1]	Quinson, Tim. 2021. “Environmental Debt Risk Is Bigger Than Japan’s GDP.” Bloomberg Green, January 6.
[2]	Stiglitz, Joseph. 2020. “Conquering the Great Divide.” International Monetary Fund. Finance and Development. Fall 2020 Issue.
[3]	Whyte, Amy. 2020. “U.S. Investors Are Getting Serious About ESG. This Year’s Fund Flows Prove It.” Institutional Investor, October 29.
[4]	U.S. Commodity Futures Trading Commission. 2020. Managing Climate Risk in the U.S. Financial System. Climate-Related Market Risk Subcommittee.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

Disclosure:

Investing involves Risk. Principal loss is possible. The Fund may trade at a premium or discount to Net Asset Value (NAV). Shares of an ETF are bought and sold at market price (not at NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance of the Fund may diverge from that of the Index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Fund may experience tracking error to a greater extent than funds that seek to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The social, governance, and/or environmental policy of the Fund could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have such policies.

Must be preceded or accompanied by a prospectus.

One cannot invest directly in an index.

The Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) uses an objective, rules-based methodology to measure the performance of an equal-weighted portfolio of approximately 100 large cap U.S.-listed companies that meet a diverse set of environmental, social, and governance (“ESG”) standards.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Fund holdings.

Change Finance, PBC is the adviser to the Change Finance U.S. Large Cap Fossil Fuel Free ETF, which is distributed by Quasar Distributors, LLC.

Effective April 18, 2018 the Fund’s name changed from the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free ETF to the Change Finance U.S. Large Cap Fossil Fuel Free ETF.

Morningstar Sustainability Score: The Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Unaudited) (Continued)

Morningstar calculates its Portfolio Sustainability Score when Morningstar receives a new portfolio. Then, the Historical Sustainability Score is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please visit http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Score methodology and calculation frequency.

Fossil Free Funds assigns each fund a letter grade from A to F based on the percentage of its assets invested in fossil fuels. Funds with 0% of their assets invested in fossil fuels receive a grade of A, 0-4% receive a B, 4-7%, a C, 7-11% a D, and those with more than 11% of assets invested in fossil fuels receive an F. A holding is flagged as a fossil fuel holding if it is one of the 200 largest owners of fossil fuel reserves, is in the oil or gas services industry, is in the coal industry, or operates coal or gas fired power plants.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Portfolio Allocation
As of January 31, 2021 (Unaudited)

Sector	Percentage of Net Assets
Consumer, Non-Cyclical (a)	25.9%
Technology	23.6
Consumer, Cyclical	16.3
Financial	15.0
Communications	12.0
Utilities	2.0
Industrial	2.0
Basic Materials	1.9
Energy	1.1
Other Assets in Excess of Liabilities	0.2
TOTAL	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2021 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Basic Materials — 1.9%
1,567	Ecolab, Inc.	$320,467
7,030	International Paper Company	353,679
		674,146
	Communications — 12.0%
196	Alphabet, Inc. - Class A (a)	358,163
196	Alphabet, Inc. - Class C (a)	359,805
8,084	Cisco Systems, Inc.	360,385
1,239	Facebook, Inc. - Class A (a)	320,071
2,209	Liberty Broadband Corporation - Class C (a)	322,624
700	Netflix, Inc. (a)	372,673
1,402	Okta, Inc. (a)	363,132
4,969	Pinterest, Inc. - Class A (a)	340,426
7,731	Snap, Inc. - Class A (a)	409,279
2,617	T-Mobile US, Inc. (a)	329,951
7,384	Twitter, Inc. (a)	373,114
5,757	Verizon Communications, Inc.	315,196
		4,224,819
	Consumer, Cyclical — 16.3%
305	AutoZone, Inc. (a)	341,103
3,197	Best Buy Company, Inc.	347,898
5,038	Caesars Entertainment, Inc. (a)	354,625
876	Costco Wholesale Corporation	308,729
1,350	Deckers Outdoor Corporation (a)	394,173
1,253	Home Depot, Inc.	339,337
8,965	L Brands, Inc. (a)	365,412
2,743	Marriott International, Inc. - Class A (a)	319,038
12,150	MGM Resorts International	347,004
2,581	NIKE, Inc. - Class B	344,796
79	NVR, Inc. (a)	351,272
605	Tesla, Inc. (a)	480,086
5,477	TJX Companies, Inc.	350,747
2,471	Tractor Supply Company	350,240

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2021 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Consumer, Cyclical — 16.3% (Continued)
4,171	V.F. Corporation	$320,625
9,152	Walgreens Boots Alliance, Inc.	459,888
		5,774,973
	Consumer, Non-Cyclical — 25.9% (b)
3,215	Abbott Laboratories	397,342
3,326	AbbVie, Inc.	340,848
1,567	Amgen, Inc.	378,321
2,000	Automatic Data Processing, Inc.	330,240
1,480	Becton Dickinson and Company	387,449
5,575	Bristol-Myers Squibb Company	342,472
1,665	Cigna Corporation	361,388
2,389	Eli Lilly & Company	496,840
2,057	Equifax, Inc.	364,315
1,400	Estée Lauder Companies, Inc. - Class A	331,310
1,295	FleetCor Technologies, Inc. (a)	314,361
5,720	General Mills, Inc.	332,332
1,781	Global Payments, Inc.	314,382
3,497	IHS Markit, Ltd.	304,519
473	Intuitive Surgical, Inc. (a)	353,634
2,403	Johnson & Johnson	392,001
2,497	Kimberly-Clark Corporation	329,854
3,031	Medtronic plc	337,441
4,327	Merck & Company, Inc.	333,482
1,231	Moody’s Corporation	327,766
1,624	PayPal Holdings, Inc. (a)	380,520
9,125	Rollins, Inc.	328,683
990	S&P Global, Inc.	313,830
7,151	Service Corporation International	360,625
739	Thermo Fisher Scientific, Inc.	376,668
1,033	UnitedHealth Group, Inc.	344,588
		9,175,211

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2021 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Energy — 1.1%
5,428	Sunrun, Inc. (a)	$375,998

	Financial — 15.0%
2,932	American Express Company	340,874
492	BlackRock, Inc.	345,020
4,008	Capital One Financial Corporation	417,874
7,130	Charles Schwab Corporation	367,481
2,352	Chubb, Ltd.	342,616
1,989	CME Group, Inc.	361,481
2,580	Digital Realty Trust, Inc.	371,391
493	Equinix, Inc.	364,800
3,297	Intercontinental Exchange, Inc.	363,824
3,033	Marsh & McLennan Companies, Inc.	333,357
1,019	Mastercard, Inc. - Class A	322,300
2,520	PNC Financial Services Group, Inc.	361,670
3,943	Progressive Corporation	343,790
3,476	Prologis, Inc.	358,723
1,653	Visa, Inc. - Class A	319,442
		5,314,643
	Industrial — 2.0%
9,139	Carrier Global Corporation	351,852
2,378	Trane Technologies plc	340,886
		692,738

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2021 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Technology — 23.6%
718	Adobe, Inc. (a)	$329,397
2,922	Apple, Inc.	385,587
4,160	Applied Materials, Inc.	402,189
1,242	Autodesk, Inc. (a)	344,568
2,953	Cadence Design Systems, Inc. (a)	385,042
4,452	Cognizant Technology Solutions Corporation - Class A	347,033
1,526	DocuSign, Inc. (a)	355,390
2,723	Electronic Arts, Inc.	389,934
2,344	Fidelity National Information Services, Inc.	289,390
3,020	Fiserv, Inc. (a)	310,124
15,654	HP, Inc.	381,018
976	Intuit, Inc.	352,560
1,625	Microsoft Corporation	376,935
840	MSCI, Inc.	332,052
5,949	Oracle Corporation	359,498
3,733	Paychex, Inc.	325,966
1,416	salesforce.com, Inc. (a)	319,393
643	ServiceNow, Inc. (a)	349,252
1,703	Splunk, Inc. (a)	281,046
1,528	Synopsys, Inc. (a)	390,327
1,085	Twilio, Inc. - Class A (a)	389,981
1,240	Veeva Systems, Inc. - Class A (a)	342,786
1,528	Workday, Inc. - Class A (a)	347,666
727	Zoom Video Communications, Inc. - Class A (a)	270,495
		8,357,629

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2021 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Utilities — 2.0%
2,268	American Water Works Company, Inc.	$360,658
7,674	Essential Utilities, Inc.	355,307
		715,965
	TOTAL COMMON STOCKS (Cost $30,412,666)	35,306,122
	TOTAL INVESTMENTS (Cost $30,412,666) — 99.8%	35,306,122
	Other Assets in Excess of Liabilities — 0.2%	61,919
	NET ASSETS — 100.0%	$35,368,041

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Assets and Liabilities
January 31, 2021 (Unaudited)

ASSETS
Investments in securities, at value (Cost $30,412,666)	$35,306,122
Cash	52,343
Dividends and interest receivable	24,133
Total assets	35,382,598

LIABILITIES
Management fees payable	14,557
Total liabilities	14,557

NET ASSETS	$35,368,041

Net Assets Consist of:
Paid-in capital	$30,514,584
Total distributable earnings (accumulated deficit)	4,853,457
Net assets	$35,368,041

Net Asset Value:
Net Assets	$35,368,041
Shares outstanding^	1,250,000
Net asset value, offering and redemption price per share	$28.29

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Operations
For the Six-Months Ended January 31, 2021 (Unaudited)

INCOME
Dividends	$167,435
Total investment income	167,435

EXPENSES
Management fees	64,752
Total expenses	64,752
Net investment income (loss)	102,683

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,549,771
Change in unrealized appreciation (depreciation) on investments	2,054,521
Net realized and unrealized gain (loss) on investments	3,604,292
Net increase (decrease) in net assets resulting from operations	$3,706,975

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statements of Changes in Net Assets

	Six-Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
OPERATIONS
Net investment income (loss)	$102,683	$180,115
Net realized gain (loss) on investments	1,549,771	(81,275)
Change in unrealized appreciation (depreciation) of investments	2,054,521	2,132,860
Net increase (decrease) in net assets resulting from operations	3,706,975	2,231,700

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(192,961)	(110,478)
Total distributions to shareholders	(192,961)	(110,478)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,629,550	15,416,580
Payments for shares redeemed	(6,326,475)	(6,736,945)
Net increase (decrease) in net assets derived from capital share transactions (a)	12,303,075	8,679,635
Net increase (decrease) in net assets	$15,817,089	$10,800,857

NET ASSETS
Beginning of period/year	$19,550,952	$8,750,095
End of period/year	$35,368,041	$19,550,952

(a)	A summary of capital shares transactions is as follows:

	Shares	Shares
Subscriptions	700,000	700,000
Redemptions	(250,000)	(300,000)
Net increase (decrease)	450,000	400,000

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Six-Months Ended January 31, 2021 (Unaudited)		Year Ended July 31, 2020	Year Ended July 31, 2019	Period Ended July 31, 2018(1)
Net asset value, beginning of period/year	$24.44		$21.88	$19.66	$18.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.11		0.29	0.30	0.17
Net realized and unrealized gain (loss) on investments	3.91		2.47	2.13	1.55
Total from investment operations	4.02		2.76	2.43	1.72

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.17)		(0.20)	(0.21)	(0.06)
Total distributions	(0.17)		(0.20)	(0.21)	(0.06)
Net asset value, end of period/year	$28.29		$24.44	$21.88	$19.66

Total return	16.46	%(3)	12.69%	12.63%	9.53	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$35,368		$19,551	$8,750	$3,932

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.49	%(4)	0.49%	0.49%	0.64	%(4)(5)
Net investment income (loss) to average net assets	0.78	%(4)	1.33%	1.48%	1.14	%(4)
Portfolio turnover rate (6)	48	%(3)	120%	46%	70	%(3)

(1)	Commencement of operations on October 9, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”). The Fund commenced operations on October 9, 2017.

The end of the reporting period for the Fund is January 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period from August 1, 2020 through January 31, 2021 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2021 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2021 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$35,306,122	$—	$—	$35,306,122
Total Investments in Securities	$35,306,122	$—	$—	$35,306,122

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2021 (Unaudited) (Continued)

income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2021 (Unaudited) (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the fiscal year ended July 31, 2020, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(1,440,491)	$1,440,491

During the fiscal year ended July 31, 2020, the Fund realized $1,440,491 in net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Change Finance, PBC (the “Adviser”) serves as the investment adviser and index provider to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2021 (Unaudited) (Continued)

liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.49% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $12,400,498 and $12,481,689, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $18,614,561 and $6,305,428, respectively.

NOTE 5 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2021 (Unaudited) (Continued)

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at July 31, 2020 were as follows:

Tax cost of investments	$16,815,645
Gross tax unrealized appreciation	$3,130,944
Gross tax unrealized depreciation	(473,169)
Net tax unrealized appreciation (depreciation)	2,657,775
Undistributed ordinary income	118,980
Undistributed long-term capital gain	—
Other accumulated gain (loss)	(1,437,312)
Distributable earnings (accumulated deficit)	$1,339,443

The difference between the cost basis for financial statements and federal income tax purposes is primarily due to timing differences in recognizing losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2020, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of July 31, 2020, the Fund had a short- term capital loss carryforward of $1,193,366 and a long-term capital loss carryforward of $243,946. These amounts do not have an expiration date.

The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2020 and July 31, 2019, was as follows:

	Year Ended July 31, 2020	Year Ended July 31, 2019
Ordinary Income	$110,478	$53,361

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2021 (Unaudited) (Continued)

market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISKS

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

ESG Investment Risk. Because the methodology of the Index selects securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

Covid-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended January 31, 2021 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended January 31, 2021 (Unaudited) (Continued)

	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,164.60	$2.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.74	$2.50

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.49%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Review of Liquidity Risk Management Program
(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2019. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended July 31, 2020, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2020 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.changefinanceetf.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.changefinanceetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Information About the Trustees
(Unaudited)

The SAI includes additional information about the Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.changefinanceetf.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.changefinanceetf.com.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Adviser and Index Provider

Change Finance, PBC
705 Grand View Drive
Alexandria, Virginia 22305

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Change Finance U.S. Large Cap Fossil Fuel Free ETF
Symbol – CHGX
CUSIP – 26922A560

(b.)	Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina Nelson
Kristina R. Nelson, President (principal executive officer)

Date	4/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina Nelson
Kristina R. Nelson, President (principal executive officer)

Date	4/7/2021

By (Signature and Title)*	/s/ Kristen Weitzel
Kristen Weitzel, Treasurer (principal financial officer)

Date	4/7/2021

*	Print the name and title of each signing officer under his or her signature.